SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549


                          FORM 8-K


                       CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported)
                        April 9, 1998



                     PERMANENT BANCORP, INC.
      (Exact name of Registrant as specified in its Charter)


  Delaware                 0-23370               35-1908797
(State or other     (Commission File Number)  (IRS Employer
jurisdiction of                                Identification
incorporation)                                 Number)


101 Southeast Third Street, Evansville, Indiana         47708
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:
(812)428-6800


                              N/A
  (Former name or former address, if changed since last report)

Item  5.  Other Events

     On April 9, 1998, Permanent Bancorp, Inc. issued the press release attached hereto as Exhibit 99 announcing the naming of Daniel L. Schenk to its Board of Directors.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c)     Exhibits

          Exhibit 99     Press Release

                          SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   PERMANENT BANCORP, INC.



Date: April 9, 1998            By: /s/ Donald P. Weinzapfel
                                   Donald P. Weinzapfel
                                   Chairman of the Board,
                                   President and Chief
                                   Executive Officer